SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 20, 2000





                            FARNSWORTH BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



         New Jersey                0-24621         22-3591051
----------------------------    --------------  ---------------
(State or other jurisdiction    (SEC File No.)    (IRS Employer
     of incorporation)                          Identification
                                                     Number)


789 Farnsworth Avenue, Bordentown, NJ.                  08505
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(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (609)298-0723
                                                    -------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                            FARNSWORTH BANCORP, INC.


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
---------------------

         On July 20, 2000, the Registrant announced that it had completed the repurchase of 5%, or 18,992 shares of its outstanding common stock in the open market. The Registrant currently has 360,866 shares of common stock, par value $.10 per share, issued and outstanding.

         For further details, reference is made to the Press Release dated July 20, 2000, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
---------------------------------------------------------------

Exhibit 99 -- Press Release dated July 20, 2000.
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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        FARNSWORTH BANCORP, INC.


Date: July 20, 2000                 By: /s/Gary N. Pelehaty
      -------------                     -----------------------------
                                        Gary N. Pelehaty
                                        President and Chief
                                        Executive Officer


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